SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 23, 2006

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)

(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association

1201 N. Market Street

Wilmington, DE 19801

(302) 428-3372

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957 and 333-116609	51-6522553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

Carl Krasik, Esq.

Mellon Financial Corporation

Suite 4700

500 Grant Street

Pittsburgh, Pennsylvania 15258-0001

(412) 234-5222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 23, 2006, Mellon Bank, N.A. and one of its subsidiaries entered into an agreement to sell Mellon Bank, N.A.’s insurance premium finance company subsidiary AFCO Credit Corporation (and its Canadian affiliate, CAFO Inc.) to a subsidiary of BB&T Corporation. Terms of the transaction were not disclosed. The sale is expected to be completed during the first quarter of 2007 and is subject to regulatory approval.

In connection with the transaction, a subsidiary of Mellon Financial Corporation, parent of Mellon Bank, N.A., will deposit cash or United States treasury securities in the Mellon Bank Premium Finance Loan Master Trust in substitution for insurance premium finance loans held by such Trust. This Trust has issued a collateral certificate to the Mellon Bank PFL Master Note Trust, which in turn has issued its Class A Notes, Class B Notes, Class C Notes and Class D Notes, each bearing the designation Series 2004-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant

By:	/s/ Michael A. Bryson
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as Registrant

By:	Mellon Bank, N.A., as Administrator

By:	/s/ Michael A. Bryson
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant

By:	MELLON BANK, N.A., as Administrator

By:	/s/ Michael A. Bryson
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant

By:	MELLON BANK, N.A., as Administrator

By:	/s/ Michael A. Bryson
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

Dated: August 29, 2006